UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2022

Black Diamond Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39200	81-4254660
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Main Street, 10th Floor
Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-252-0848

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BDTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 10, 2022, Black Diamond Therapeutics, Inc., (the “Company”) issued a press release titled, “Black Diamond Therapeutics Announces Strategic Priorities and Expected Milestones for 2022” and updated its corporate presentation for use in meetings with investors, analysts and others. A copy of the press release and a copy of the corporate presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on the Form 8-K.

The information furnished under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

BDTX-1535

On January 10, 2022, the Company announced the submission of its Investigational New Drug application to the US Food and Drug Administration ("FDA") for BDTX-1535 and expects to initiate the Phase 1 study of BDTX-1535 in the first quarter of 2022, subject to allowance of the IND by the FDA. The Company expects to provide a clinical data update on BDTX-1535 in the second half of 2023.

BDTX-189

The Company also announced that, due to the rapid evolution of the treatment landscape in non-small cell lung cancer harboring either EGFR or HER2 Exon 20 insertion mutations, the Company has decided to enroll additional patients into the MasterKey-01 Phase 1 safety expansion cohort to obtain more clinical data and inform future development of BDTX-189. The Company expects to provide further guidance on the BDTX-189 program in 2022.

Financial Guidance

The Company announced that it ended 2021 with approximately $210 million in cash, cash equivalents and investments, which the Company believes is sufficient to fund its anticipated operating expenses and capital expenditure requirements into 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release issued by Black Diamond Therapeutics, Inc., dated January 10, 2022.
99.2	Corporate Presentation of Black Diamond Therapeutics, Inc., dated January 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 104).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 10, 2022	BLACK DIAMOND THERAPEUTICS, INC.

	By:	/s/ Brent Hatzis-Schoch
		Name:	Brent Hatzis-Schoch
		Title:	Chief Operating Officer and General Counsel